                                                                   Exhibit 10.72



                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT is made as of the 28th day of March, 2002 by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company that is a signatory hereto
 -------
or that, pursuant to Section 9.1.20(b) of the Credit Agreement (as hereinafter defined), shall become a party hereto (individually, a "Subsidiary Guarantor"
                                                        --------------------
and, collectively, the "Subsidiary Guarantors"; and the Subsidiary Guarantors,
                        ---------------------
collectively with the Company, are sometimes hereinafter referred to as the "Obligors"); each of the lenders that is a signatory hereto or that, pursuant to
 --------
Section 12.6(b) of the Credit Agreement, shall become a "Lender" hereunder
                                                         ------
(individually, a "Lender" and, collectively, the "Lenders"); and FLEET NATIONAL
                  ------                          -------
BANK, a national banking association and successor by merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").
                                  -----------------

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company, the Subsidiary Guarantors, the Lenders and the Syndication Agent entered into a Credit Agreement dated August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001, a third amendment thereto dated in or about November, 2001, and a fourth amendment thereto dated as of November 28, 2001 (collectively, the "Credit Agreement"); and

         WHEREAS, the Company has requested the Syndication Agent and the Lenders to make certain amendments to the Credit Agreement as more fully described herein, and the Syndication Agent and the Lenders have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Defined Terms.  Except as otherwise  indicated herein, all
                  -------------
words and terms defined in the Credit Agreement shall have the same meanings when used herein.

         2.       Amendments to Credit Agreement.
                  ------------------------------

                  (a) The following definitions are hereby added to, and inserted alphabetically in, Section 1.1 of the Credit Agreement:

                           "EBIT" shall mean, for any period, the income from
                            ----
                  operations of the Company and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP.

                           "Restructuring Charges" shall mean the cash payments
                            ---------------------
                  made by the Company and its Subsidiaries during any fiscal quarter relating to restructuring and impairment charges reflected in the consolidated statement of operations for the Company and its Subsidiaries for the quarter ending September 30, 2001.

                  (b) The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

                           "Applicable Commitment Fee Rate" shall mean a rate
                            ------------------------------
                   per annum equal to .50%.

                           "Applicable Margin" shall mean, with reference to
                            -----------------
                  Revolving Credit Loans (i) that are Base Rate Loans, an amount in excess of the Base Rate, equal to 3.50%, and (ii) that are LIBOR Loans, an amount in excess of the LIBOR Rate, equal to 5.00%; provided, however, in the event that (A) the Company
                         --------  -------
                  consummates the sale of its facility located in Phoenix, Arizona, in accordance with Section 9.1.26 hereof, and the net proceeds from such sale result in a reduction of (x) the outstanding principal amount of the Revolving Credit Loans by at least $8,000,000 and (y) the Revolving Credit Commitments by at least $4,000,000, or (B) the facility leased by the Company in Salinas, Puerto Rico, is sold to a third party in accordance with Article XIV of the Lease and (1) the total purchase price for such sale equals or exceeds the Lease Balance (as such term is defined in the Master Agreement) as of the closing date for such sale and (2) the down payment from such sale which is applied to reduce the aggregate principal amount of the Loans (as such term is defined in the Master Agreement) equals or exceeds $7,500,000, then the Applicable Margin for Revolving Credit Loans (a) that are Base Rate Loans shall mean an amount in excess of the Base Rate equal to 2.50%, and (b) that are LIBOR Loans shall mean an amount in excess of the LIBOR Rate equal to 4.00%. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing.

                           "Available Excess Cash Flow" - [Deleted]
                            --------------------------

                           "Consolidated Interest Expense" shall mean, for any
                            -----------------------------
                  period, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with
                  GAAP), the sum or difference of (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments under Capital Leases) accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amount payable (or minus
                                       ----
                  the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

                           "EBITDA" shall mean, for any period, the sum of (a)
                            ------
                  the income from operations of the Company and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP, plus (b) depreciation and
                                                       ----
                  amortization expenses deducted in the determination of the Consolidated Net Income of the Company and its Subsidiaries for such period, minus (c) the Restructuring Charges paid
                                   -----
                  during such period, plus (d) non-cash expenses incurred by the
                                      ----
                  Company and its Subsidiaries during such period, if and to the extent approved by the Syndication Agent and the Lenders.

                           "Permitted Investments" shall mean (a) direct
                            ---------------------
                  obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any Lender or by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof; (d) commercial paper of any Lender (or any Affiliate thereof located in the United States of America) that is rated A-1 or better or P-1 by Standard and Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof; (e) repurchase agreements entered into with any Lender or with any bank or trust company satisfying the conditions of clause (b) hereof that are secured by any obligation of the type described in clauses (a) through (d) of this definition; and
                  (f) money market funds acceptable to the Required Lenders.

                           "Permitted Stock Repurchases" - [Deleted]
                            ---------------------------

                           "Revolving Credit Commitment" shall mean, for each
                            ---------------------------
                  Lender, the obligation of such Lender to make Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 under the caption "Amount of Commitment for Revolving Credit Loan" (as the same may be reduced from time to time pursuant to Section 2.3 hereof and as the same may be reduced pursuant to Section 9.1.26 hereof). As of March 28, 2002, the aggregate principal amount of the Revolving Credit Commitments is $21,000,000.

                  (c) Section 9.1.1 of the Credit Agreement is hereby amended by adding the following subsection 9.1.1(v) immediately after subsection 9.1.1(u):

                           (v) on the first day of each  month,  consolidated
                  cash flow projections for the Company and its Subsidiaries for the 90-day period commencing on the required delivery date of the projections; provided, that, in the event the
                                      --------
                  Syndication Agent is not satisfied with the form or presentation of such projections, or the assumptions underlying the same, the Company shall, at its sole cost and expense, engage an independent consultant (acceptable to the Syndication Agent in its sole discretion) to assist the Company in modeling for, and the preparation of, revised cash flow projections. The Company shall cause the consultant to commence work in assisting with the modeling and the revised projections within 15 Business Days after the Company's receipt of the Syndication Agent's request therefor.

                  (d) Section 9.1.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           9.1.9  Dividend Payments.
                                  -----------------

                           The Company will not, nor will it permit any of its
                  Subsidiaries to, declare or make any Dividend Payment at any time, except a Dividend Payment from a Subsidiary to the Company in order to fund the mandatory prepayment required under Section 2.1.10 hereof upon the occurrence of a Capital Event involving such Subsidiary.

                  (e) Section 9.1.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           9.1.10.   Total Funded Debt to Adjusted EBITDA Ratio.
                                     ------------------------------------------
[Deleted

                  (f) Section 9.1.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           9.1.12    Consolidated Net Worth.   [Deleted]
                                     ----------------------

                  (g) Section 9.1.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           9.1.13    Consolidated Total Funded Debt to Net Worth
                                     -------------------------------------------
                                     Ratio.   [Deleted]
                                     -----

                  (h) Section 9.1.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           9.1.14    Minimum Fixed Charge Coverage Ratio.
                                     -----------------------------------
                                     [Deleted]

                  (i) Section 9.1.23 of the Credit Agreement is hereby amended to read in its entirety as follows (changes from the Credit Agreement are indicated in bold face type):

                           9.1.23    Capital Expenditures; Unfunded Capital
                                     --------------------------------------
                                     Expenditures.
                                     ------------

                           The Company will not, and will not permit any of its
                  Subsidiaries to, make any Capital Expenditures at any time, except for the following: (i) Capital Expenditures in an aggregate amount not to exceed $5,000,000 in any fiscal quarter; and (ii) Capital Expenditures made in connection with acquisitions permitted under Section 9 hereof. Notwithstanding the foregoing, at no time during any fiscal year of the Company and its Subsidiaries shall their unfunded Capital Expenditures exceed the amount of depreciation and amortization expenses of the Company and its Subsidiaries, both calculated on a cumulative year-to-date basis for each fiscal year of the Company and its Subsidiaries commencing on January 1, 2002.

                  (j) Section 9.1 of the Credit Agreement is hereby amended by adding the following Sections 9.1.27 through 9.1.31 immediately after Section
9.1.26 thereof:

                           9.1.27     Minimum Consolidated Net Income.
                                      -------------------------------

                                     The Company shall not cause, suffer or
                           permit its Consolidated Net Income (i) during any two consecutive month period from March, 2002 through July, 2002, to be less than $150,000, and (ii) to be less than the following amounts as measured for or at the following times:

                           Quarter Ending        Minimum Consolidated Net Income
                           --------------        -------------------------------
                           March 31, 2002        $150,000

                           June 30, 2002         $300,000

                           9.1.28    Minimum EBITDA.
                                     --------------

                                     The Company shall not cause, suffer or
                           permit its EBITDA (i) during any two consecutive month period from March, 2002 through July, 2002, to be less than $800,000, and (ii) to be less than the following amounts as measured for or at the following times:

                           Quarter Ending            Minimum EBITDA
                           --------------            --------------
                           March 31, 2002            $1,250,000

                           June 30, 2002             $1,750,000



                           Section 9.1.29    EBIT to Consolidated Interest
                                             ------------------------------
                  Expense Ratio.
                  --------------

                           The Company will not permit the ratio of (i) EBIT to
                  (ii) Consolidated Interest Expense to be less than 1.05 for each fiscal quarter ending March 31, 2002 and June 30, 2002.

                           Section 9.1.30    Evidence of Refinancing.
                                             -----------------------

                           By no later than April 30, 2002, the Company shall
                  provide to the Syndication Agent a letter evidencing the Company's request to refinance with a third-party lender all of the obligations of the Company and its Subsidiaries under the Basic Documents and the Operative Documents.

                           Section 9.1.31  Newport News Deed of Trust.
                                           --------------------------

                           By no later than April 30, 2002, Youth Services
                  International, Inc. shall provide to the Syndication Agent a fully-executed deed of trust encumbering its Newport News, Virginia, property in form and substance satisfactory to the Syndication Agent, together with such other documents, instruments, opinions, title commitments and certificates as the Syndication Agent may require in connection therewith, and otherwise comply with its obligations under Section 9.1.25 of this Agreement.

                  (k) Part 1 of Schedule 1 to the Credit Agreement is hereby
                                ----------
deleted and replaced with Part 1 of Schedule 1 attached to this Agreement.
                                    ----------

           3.     Amendment Fees. Concurrently herewith and in consideration for
                  --------------
the Syndication Agent and the Lenders entering into this Agreement, the Company is paying the Syndication Agent (i) an amendment fee in the amount of $125,000 for the ratable benefit of the Lenders, and (ii) an amendment fee in the amount of $38,604 for the sole benefit of the Syndication Agent. The foregoing fees are earned in full on the date hereof and not subject to rebate or reduction.

         4. Substitute Notes. To evidence the decrease in the aggregate
            ----------------
principal amount of the Revolving Credit Commitment from $25,000,000 to $21,000,000, the Company is, concurrently herewith, executing and delivering to each of the Revolving Credit Lenders a substitute Revolving Credit Note (each a "Substitute Note") in substitution for, but not replacement of, the Revolving Credit Note (each a "Prior Note") heretofore issued to each such Revolving Credit Lender. The parties acknowledge and agree that the execution and delivery of the Substitute Notes shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Notes or the indebtedness evidenced thereby.

         5. Guaranty Reaffirmation. The Subsidiary Guarantors hereby acknowledge
            ----------------------
and agree to the amendments to the Credit Agreement effected by this Agreement. Each of the Subsidiary Guarantors hereby reaffirms all of the terms and conditions of the guaranty set forth in Section 6 of the Credit Agreement and agrees that such guaranty is applicable to all of the Guaranteed Obligations, as amended by this Agreement. The Subsidiary Guarantors hereby acknowledge and agree that they have no defenses, offsets or counterclaims with respect to the Guaranteed Obligations and hereby waive and release all claims against the Syndication Agent and the Lenders with respect thereto.

         6. Representations, Warranties and Other Covenants. In order to induce
            -----------------------------------------------
the Syndication Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, each Obligor hereby represents and warrants to the Syndication Agent and the Lenders that:

            (a) All of the representations and warranties of the Obligors set forth in the Credit Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

            (b) After giving effect to this Agreement, no Default or Event of Default presently exists and is continuing on and as of the date hereof.

            (c) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

            (d) Each Obligor has full power and authority to execute,
deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligors to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is
 -------------------
a party has been duly executed and delivered by such Obligors and is the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                  (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which any Obligor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

                  (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

         7. Waiver of Financial Covenant Default. The Syndication Agent and the
            ------------------------------------
Lenders hereby waive compliance by the Company and its Subsidiaries with the December 31, 2001 financial covenants contained in Sections 9.1.11 and 9.1.14 of the Credit Agreement; provided, however, that the Company hereby acknowledges
                      --------  -------
and agrees that such waiver and the agreement by the Syndication Agent and the Lenders to enter into this Agreement and to amend the Credit Agreement as provided herein shall in no way be deemed to be a waiver by the Syndication Agent or the Lenders of any other Defaults or Events of Default nor preclude the Syndication Agent and the Lenders from declaring an Event of Default or exercising any other remedies under the Credit Agreement as a result of such other Events of Default or upon the occurrence at a later date of any other Events of Default under the Credit Agreement. The Syndication Agent and the Lenders reserve the right to enforce all terms and provisions of the Credit Agreement and the other Basic Documents at any time or from time to time.

         8. Syndication Agent's Costs. (a) Concurrently herewith, the Company is
            -------------------------
paying to the Syndication Agent all of its out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement, the transactions referenced herein and the administration of the facilities described in the Credit Agreement. The Company hereby authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

                  (b) The Company acknowledges and agrees that the Syndication Agent and the Lenders have the right to retain an independent consultant to investigate and advise them regarding the business and management of the Company and its Subsidiaries and that the fees and expenses of such consultant shall constitute out-of-pocket costs and expenses for which the Company is obligated to reimburse the Syndication Agent pursuant to Section 12.3 of the Credit Agreement.

         9.       No Change.  Except as expressly set forth herein or modified
                  ---------
hereby, all of the terms and provisions of the Credit Agreement and the other Basic Documents are hereby reaffirmed in their entirety and shall continue in full force and effect.

         10.      Counterparts;  Effectiveness.  This Agreement may be executed
                  ------------   -------------
in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

         11.      No Defenses. The Company hereby acknowledges and agrees that
                  -----------
it has no defenses, offsets or counterclaims with respect to its obligations under the Credit Agreement, the Notes, the other Basic Documents and the Operative Documents and hereby waives and releases all claims against the Syndication Agent and the Lenders with respect thereto.

         12.      Governing Law. This  Agreement shall be governed by and
                  -------------
construed in accordance  with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                                          CORRECTIONAL SERVICES CORPORATION,
                                          a Delaware corporation

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL, INC.
                                          a Maryland corporation

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                          FF&E, INC., a New Jersey corporation


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          OF NORTHERN IOWA, INC., an
                                          Iowa corporation

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                            (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          HOLDINGS, INC., a Delaware corporation


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          REAL PROPERTY PARTNERSHIP, LLP,
                                          a Maryland limited liability
                                          partnership


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          OF ILLINOIS, INC., a Maryland
                                          corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          OF SOUTH DAKOTA, INC., a South Dakota
                                          corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                           (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF TEXAS, INC., a Texas corporation


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YSI OF CENTRAL IOWA, INC.,
                                          an Iowa corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          OF IOWA, INC., a Maryland
                                          corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          YOUTH SERVICES INTERNATIONAL
                                          OF MICHIGAN, INC., a Michigan
                                          corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                           (Signatures continued on next page)

                                          YOUTH SERVICES INTERNATIONAL
                                          OF MISSOURI, INC., a Missouri
                                          corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          CSC MANAGEMENT DE PUERTO RICO, INC.,
                                          a Puerto Rico corporation

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          FLEET NATIONAL BANK,
                                          as the Syndication Agent and a Lender


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          SUNTRUST BANK, NASHVILLE, N.A.,
                                          as a Lender

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          BANCO POPULAR NORTH AMERICA,
                                          as a Lender

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

5th amendment to credit agreement.doc                            Exhibit 10.72.5

                                   SCHEDULE 1

                 Commitment of Lenders and Addresses for Notices


Part 1-Commitment of Lenders and Address for Notices to Lenders
---------------------------------------------------------------

                                        Amount of Commitment
                                        For Revolving Credit                Amount of Commitment        Total
Lender                                  Loans                                   for DD Loans         Commitment
------                                  --------------------               ----------------------    ----------
Fleet National Bank                     $13,939,343                                 $0               $13,939,343
750 Walnut Avenue
Cranford, New Jersey 07016
Attention:  Craig Heal
Telecopier No.: (908) 653-1680
Telephone No.: (908) 709-5472

SunTrust Bank, Nashville, N.A.          $2,860,657                                  $0               $2,860,657
201 4th Avenue North
Nashville, TN 37219
Attention:  Bill Crawford
Telecopier No.: (615) 748-5269
Telephone No.: (615) 748-4629

Banco Popular North America             $4,200,000                                  $0               $4,200,000
7 West 51st Street
New York, NY 10019
Attention:  Ms. Karen Hamilton
            Senior Vice President
Telecopier No.: (212) 586-3537
Telephone No.: (212) 445-1811